SEMI-ANNUAL REPORT

[Graphic]

Richard B. Fisher
President
Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present its

13th Semi-Annual Report. This fund is designed for investors seeking high monthly income from U.S. government issues, i.e., U.S. Treasuries and U.S. government agencies. As of August 31, 1999, the fund's net assets totaled $1.3 billion, serving over 45,000 shareholders. Currently, the fund's duration target is 5.8 years, and the average coupon of its holdings is 6.7%.

This report covers the first half of the fund's fiscal year which is the six-month period from March 1, 1999 through August 31, 1999. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion covering the economic influences on the bond market, the fund's performance, her strategies and outlook, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

The fund's portfolio focuses exclusively on a mix of U.S. government securities including Treasury, agency and mortgage-backed securities. At the end of the reporting period, approximately 76% of the fund's assets were invested in mortgage-backed securities. These securities are issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and are guaranteed as to principal by the U.S. government, its agencies or instrumentalities. 1

1 Fund shares are not guaranteed.

In the last six months, the actions of the Federal Reserve Board (the "Fed") have caused all bond prices to decline, as Chairman Alan Greenspan increased interest rates based on fears of inflation threatening the U.S. economy. The fund's focus on mortgage-backed securities, which offer an attractive yield advantage over comparable duration U.S. Treasuries, continued to generate an attractive income stream, while an allocation to Treasuries offers the potential for future principal appreciation.

The fund's managers have faced this market environment a number of times in the fund's 13 year history. However, we believe long-term interest rates are in a downward trend and have been since the early 1980s. U.S. interest rate cycles, whether rising or falling, do so over 20, 25 or 30 year periods. The fund's managers are optimistic about the mortgage-backed securities held by the fund because of their attractive current yields and the slowdown in mortgage prepayments. The fund's total return was consistent with that of the overall Treasury market as well as the average U.S. government bond fund.

Individual share class total return performance for the six-month reporting period, including income distributions, follows. 2

                 TOTAL    INCOME
                 RETURN DISTRIBUTIONS NET ASSET VALUE CHANGE Class A Shares (1.77%) $0.26 $8.79 to $8.38 = (5%) Class B Shares (2.25%) $0.23 $8.78 to $8.36
= (5%) Class C Shares (2.13%) $0.23 $8.79 to $8.38 = (5%) Class F Shares (1.77%)
$0.26 $8.78 to $8.37 = (5%)

Thank you for participating in the income opportunities of U.S. government securities through Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
October 15, 1999

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (6.15%), (7.49%), (3.08%), and (3.71%), respectively.

[Graphic]

Kathy Foody-Malus
Vice President
Federated Investment Management Company

Investment Review

THE U.S. ECONOMY'S STRENGTH HAS PROVEN TO BE A CHALLENGE FOR THE FED. DURING THE REPORTING PERIOD THE FED HAS INCREASED INTEREST RATES TWICE. WHAT ARE YOUR COMMENTS ON THE FED'S ACTIONS AND THE EFFECTS ON THE FIXED-INCOME MARKET OVER THIS REPORTING PERIOD?

The U.S. economy has continued to perform exceptionally well in 1999. The ongoing economic expansion is moving into a near-record ninth year. The combination of an unemployment rate hovering around lows not seen since the early 1970s, inflation remaining subdued, and real output expanding vigorously have been the main contributors. Two of the major threats faced by the economy in late 1998-economic downturns in many foreign nations and turmoil in financial markets around the world-dissipated during the first half of 1999. The Fed was concerned that as economic activity strengthened abroad, the firming of commodity and other prices might create a less favorable inflationary environment. To gain some greater assurance that the benign inflation performance of the economy would continue, the Fed decided at the June and August meetings to reverse portions of the easings put into place last fall when global financial markets were disrupted. The overnight Fed Funds Target Rate increased twice by 25 basis points to end the reporting period at 5.25%.

During this time period, investors in the fixed-income market experienced rising yields and lower bond prices in all fixed-income sectors. Yields along the curve increased between 50 to 70 basis points. Strong earnings growth, concerns about the potential Japanese repatriation of funds, and soaring oil prices all contributed to the negative sentiment in the U.S. Treasury market. The focus in 1999 for determining the tone in the U.S. Treasury market has been on economic fundamentals rather than equity prices and emerging market turmoil.

DID THE MORTGAGE-BACKED SECURITIES MARKET CONTINUE TO PERFORM STRONGLY RELATIVE TO THE TREASURY SECTOR?

The mortgage-backed securities market went through two distinct periods of performance during the reporting period. The first quarter of 1999 saw tremendous tightening of mortgages versus Treasuries. The mortgage-backed securities market benefited from a return to liquidity and declining volatility. However, this strong performance was reversed in the second quarter of 1999 as mortgage-backed securities lagged U.S. Treasuries. This underperformance was caused by massive corporate issuance drawing mortgage and other domestic fixed income spread sectors wider. While the market technicals are uncertain for corporate bonds, the technicals in the mortgage-backed securities market are quite positive: the prepayment environment is benign, and mortgage supply has declined significantly. These two items have positively affected bonds over the long-term.

The prepayment environment is benign due to the increase in mortgage rates. With current 30-year fixed mortgage rates in the 7.75% area, the incentive for homeowners to refinance is non-existent. Slower refinancing activity translates into less supply. Demand for mortgage assets should increase over the next several months.

WHAT HAS BEEN YOUR STRATEGY FOR THE FUND IN THIS RISING RATE ENVIRONMENT?

During the past six months, interest rates have risen on average 50 to 70 basis points. Given that we appear to be near the peak in interest rates, the fund's portfolio has been positioned to take advantage of the historic wide spreads in mortgage-backed securities. Current portfolio strategy targets an effective duration of 5.8 years. The asset allocation mix reflects an overweighted position in mortgage-backed securities due to the attractive spread advantage over comparable duration U.S. Treasuries. The mortgage-backed securities position allows the portfolio to generate an attractive income stream with the possibility for potential principal appreciation from the U.S. Treasury component. The overweighted position in mortgage-backed securities has helped to cushion some of the pain from rising interest rates in the U.S. Treasury market. Mortgage-backed securities trade at a spread above U.S. Treasuries, and that spread is, by historic standards, quite wide in today's environment. Mortgage-backed securities favored were those trading at a slight discount to par. These securities were favored due to their greater liquidity as year-end approaches. The allocation to U.S. Treasuries has varied throughout the reporting period due to movement in interest rates combined with opportunities available in the mortgage-backed securities market.

HOW WAS THE FUND'S PORTFOLIO ALLOCATED AT THE END OF THE REPORTING PERIOD?

The portfolio's allocation to mortgage-backed securities increased during the reporting period. The fund currently has an 76% weighting in agency mortgage-backed securities. As of August 31, 1999, the portfolio composition was:

                                        PERCENTAGE OF
                                        NET ASSETS
Federal National Mortgage Association   34.7%
Government National
Mortgage Association                    24.9%
Federal Home Loan
Mortgage Corporation                    22.6%
U.S. Treasury Obligations               13.8%

HOW DID FEDERATED GOVERNMENT INCOME SECURITIES, INC. PERFORM
FOR SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE
SIX-MONTH PERIOD ENDED AUGUST 31, 1999?

For the first half of the fund's fiscal year, the Class F Shares of the fund produced a total return (net of expenses) of (1.77%), based on net asset value. 1 Class A, B, and C Shares produced total returns (net of expenses) of (1.77%), (2.25%), and (2.13%), respectively, based on net asset value.1

The fund's returns were consistent with the negative returns of the overall government market. For the six-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Indexes returned (0.14%) and (3.10%), respectively. 2 The average total return for the Lipper General U.S.
Government Funds Average was (1.84%).3

In terms of income, the fund's Class A, B, C and F Shares paid monthly dividends totaling $0.26, $0.23, $0.23, and $0.26 per share, respectively.

1 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (6.15%), (7.49%), (3.08%), and (3.71%), respectively.

2 The Merrill Lynch 5-Year and 10-Year U.S. Treasury Indexes

comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indexes are unmanaged, and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

IN EARLY SEPTEMBER 1999, THE NEW YORK FEDERAL RESERVE ("NEW YORK FED") ANNOUNCED THAT IT WILL ACCEPT MORTGAGE-BACKED SECURITIES AS COLLATERAL IN REPURCHASE TRANSACTIONS. WILL THAT DEVELOPMENT HAVE LONG-TERM POSITIVE IMPLICATIONS FOR THE MORTGAGE-BACKED SECURITIES MARKET?

New York Fed officials announced on September 8, 1999, that they would expand the types of securities used for repurchase agreements to include agency mortgage-backed securities. Prior to this announcement, the only securities permissible were U.S. Treasury and agency debenture securities. This move by the New York Fed is to ensure that there will be enough money in the banking system to offset any Year 2000 liquidity problems that may arise. Currently, this new rule will be in effect until April 2000. However, there have already been discussions to include mortgage-backed securities permanently in the repurchase agreements. By including agency mortgage-backed securities, this is a signal to investors that the agency mortgage-backed securities market has excellent depth and liquidity.

This announcement, combined with the strong technicals and fundamentals for mortgage-backed securities, has been positive for investors in mortgage-backed securities.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $14,000 IN THE CLASS F SHARES OF FEDERATED GOVERNMENT INCOME SECURITIES, INC. ON 4/4/86, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $34,135 ON 8/31/99. YOU WOULD HAVE EARNED A 6.87% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year and since-inception (8/5/96) total returns were (5.81%) and 4.36%, respectively. 2 Class B Shares' average annual 1-year and since-inception (8/5/96) total returns were (7.27%) and 4.25%, respectively. Class C Shares' average annual 1-year and since-inception (8/5/96) total returns were (3.00%) and 5.15%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were (3.24%), 6.59%, and 6.75%, respectively.2

[Graphic representation "A1" omitted-see appendix.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 13 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $22,154.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $22,154 1 by 8/31/99. You would have earned an average annual total return of 6.87%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic representation "A2" omitted-see appendix.]


1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-Investing for Current Income

Thirteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America. 1

They like the way they can use their account for an occasional extravagance-like the $50,000 Jaguar they bought to celebrate their anniversary-without touching their original principal.

The Laughlin's account totaled $243,819 as of August 31, 1999 for an average annual total return of 6.87%. 2

[Graphic representation "A3" omitted-see appendix.]


1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

AUGUST 31, 1999 (UNAUDITED)

PRINCIPAL
AMOUNT                                                       VALUE
                    LONG-TERM OBLIGATIONS-107.3%
                    FEDERAL HOME LOAN BANK-1.6%
  $  22,325,000     5.925%, 4/9/2008                $    20,866,731
                    FEDERAL HOME LOAN MORTGAGE
                    CORP.-17.7%
      7,154,731     9.500%, 8/1/2016                      7,606,337
      6,148,904     7.500%, 1/1/2027                      6,114,347
    182,399,660     6.500%, 9/1/2028 -
                    8/1/2029                            172,740,246
     51,328,383     6.000%, 5/1/2029 -
                    6/1/2029                             47,206,201
                    TOTAL                               233,667,131
                    FEDERAL HOME LOAN MORTGAGE
                    CORP. REMIC-4.9%
     10,000,000     Series 1347-I, 8.000%,
                    8/15/2022                            10,170,800
      7,000,000     Series 2081-ED, 7.500%
                    (Interest Only), 8/15/2028            2,305,660
     13,071,000     Series 2030-PE, 7.000%,
                    (Interest Only), 2/15/2028            5,032,335
     23,991,000     Series 2024-E, 6.000%,
                    1/15/2028                            20,613,307
     20,000,000     Series 2161-PG, 6.000%,
                    4/15/2028                            18,137,400
    158,925,897     Series 2097-S, 2.231%
                    (Interest Only),
                    11/15/2028                            5,761,064
      4,261,658     Series 197-1, (Principal
                    Only), 4/1/2028                       2,746,127
                    TOTAL                                64,766,693
                    FEDERAL HOME LOAN MORTGAGE
                    CORPORATION AGENCY
                    DEBENTURE-7.7%
     48,500,000     6.250%, 7/15/2004                    47,728,850
     58,300,000     5.750%, 4/15/2008 -
                    3/15/2009                            53,850,766
                    TOTAL                               101,579,616
                    FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION-29.0%
     42,018,280     7.500%, 7/1/2028                     41,230,437
    140,798,000  1  7.000%, 9/1/2029                    136,750,058
     75,329,949  1  6.500%, 9/1/2028 -
                    9/1/2029                             71,337,697
    145,853,054     6.000%, 12/1/2013 -
                    7/1/2029                            134,890,328
                    TOTAL                               384,208,520
                    FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION REMIC-5.7%
     23,945,029     Series 1993-201-FA,
                    11.164%, 10/25/2023                  28,734,035
     12,336,173     Series 1999-41-S, 8.974%,
                    (Inverse Floater),
                    8/25/2014                            11,070,111
     20,800,000     Series 1999-32-PK, 6.000%,
                    2/25/2028                            18,753,696
     26,186,702     Series 276-1, (Principal
                    Only), 10/1/2024                     17,479,624
                    TOTAL                                76,037,466
PRINCIPAL
AMOUNT                                                       VALUE
                    LONG-TERM OBLIGATIONS-
                    continued
                    FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION AGENCY
                    DEBENTURE-1.6%
 $   21,500,000     5.625%, 5/14/2004              $     20,666,445
                    GOVERNMENT NATIONAL
                    MORTGAGE ASSOCIATION-24.9%
        872,507     13.000%, 1/15/2011 -
                    11/15/2014                            1,017,552
      3,097,510     12.500%, 4/15/2010 -
                    7/15/2015                             3,576,630
     11,317,789     12.000%, 5/15/2011 -
                    1/15/2016                            13,028,704
      4,359,293     11.000%, 12/15/2009 -
                    10/15/2019                            4,873,746
      3,599,228     10.500%, 3/15/2016                    3,996,259
        167,135     9.000%, 2/15/2009                       176,903
        875,993     8.000%, 6/15/2017                       896,797
     39,766,514  1  7.500%, 5/15/2024                    39,419,192
    148,937,615     7.000%, 10/15/2025 -
                    8/15/2029                           144,429,520
     48,532,704     6.500%, 4/15/2028 -
                    3/15/2029                            45,742,073
     79,843,689     6.000%, 5/15/2024 -
                    6/15/2029                            73,019,906
                    TOTAL                               330,177,282
                    GOVERNMENT NATIONAL
                    MORTGAGE ASSOCIATION
                    REMIC-0.4%
     16,694,831     8.000%, Series 1997-13 PI,
                    8.000% (Interest Only)
                    9/16/2027                             5,801,454
                    UNITED STATES TREASURY
                    SECURITIES-13.8%
     40,800,000     9.000%, 11/15/2018                   51,953,904
     78,525,000     8.125%, 8/15/2019 -
                    5/15/2021                            93,332,217
     66,000,000     0% Principal Strip,
                    8/15/2017                            20,593,980
     16,200,000     6.000%, 8/15/2009                    16,222,680
                    TOTAL                               182,102,781
                    TOTAL LONG TERM
                    OBLIGATIONS (IDENTIFIED
                    COST $1,483,258,046)           $  1,419,874,119
PRINCIPAL
AMOUNT                                                       VALUE
                    REPURCHASE AGREEMENTS-6.1%
                    2
 $   30,000,000   3 Morgan Stanley Group,
                    Inc., 5.220%, dated
                    8/13/1999, due 9/21/1999       $     30,000,000
     37,719,000   3 Morgan Stanley Group,
                    Inc., 5.220%, dated
                    8/20/1999, due 9/21/1999             37,719,000
      7,574,000   3 Morgan Stanley Group,
                    Inc., 5.170%, dated
                    8/13/1999, due 9/15/1999              7,574,000
      5,530,000     Salomon Brothers, Inc.,
                    5.500%, dated 8/31/1999,
                    due 9/1/1999                          5,530,000
                    TOTAL REPURCHASE
                    AGREEMENTS (AT AMORTIZED
                    COST)                                80,823,000
                    TOTAL INVESTMENTS
                    (IDENTIFIED COST
                    $1,564,081,046) 4               $ 1,500,697,119


1 Indicates securities subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 The cost of investments for federal tax purposes amounts to $1,564,081,046. The net unrealized depreciation of investments on a federal tax basis amounts to $63,383,927 which is comprised of $3,907,088 appreciation and $67,291,015 depreciation at August 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,323,828,384) at August 31, 1999.

The following acronym is used throughout this portfolio:

REMIC -Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$1,564,081,046)                                   $ 1,500,697,119
Cash                                                        1,054
Income receivable                                      10,899,612
Receivable for shares sold                                476,833
TOTAL ASSETS                                        1,512,074,618
LIABILITIES:
Payable for investments
purchased                       $   7,126,871
Payable for shares
redeemed                              935,397
Income distribution
payable                             6,753,148
Payable for dollar roll
transactions                      172,885,972
Accrued expenses                      544,846
TOTAL LIABILITIES                                     188,246,234
Net assets for 158,171,259
shares outstanding                                $ 1,323,828,384
NET ASSETS CONSIST OF:
Paid in capital                                   $ 1,695,721,078
Net unrealized
depreciation of
investments                                           (63,383,927)
Accumulated net realized
loss on investments                                  (308,881,262)
Undistributed net
investment income                                         372,495
TOTAL NET ASSETS                                  $ 1,323,828,384
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($176,035,201 / 21,007,909
shares outstanding)                                         $8.38
Offering Price Per Share
(100/95.50 of $8.38) 1                                      $8.77
Redemption Proceeds Per
Share                                                       $8.38
CLASS B SHARES:
Net Asset Value Per Share
($63,179,115 / 7,555,582
shares outstanding)                                         $8.36
Offering Price Per Share                                    $8.36
Redemption Proceeds Per
Share (94.50/100 of $8.36)1                                 $7.90
CLASS C SHARES:
Net Asset Value Per Share
($17,488,137 / 2,087,581
shares outstanding)                                         $8.38
Offering Price Per Share                                    $8.38
Redemption Proceeds Per
Share (99.00/100 of $8.38)1                                 $8.30
CLASS F SHARES:
Net Asset Value Per Share
($1,067,125,931 /
127,520,187 shares
outstanding)                                                $8.37
Offering Price Per Share
(100/99.00 of $8.37) 1                                      $8.45
Redemption Proceeds Per
Share (99.00/100 of $8.37)1                                 $8.29


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of dollar
roll expense of $376,752)                                            $  46,398,120
EXPENSES:
Investment advisory fee                           $  5,329,474
Administrative personnel
and services fee                                       535,790
Custodian fees                                          61,672
Transfer and dividend
disbursing agent fees and
expenses                                               792,041
Directors'/Trustees' fees                               12,077
Auditing fees                                           11,194
Legal fees                                               3,674
Portfolio accounting fees                               86,656
Distribution services fee-
Class A Shares                                         233,828
Distribution services fee-
Class B Shares                                         220,389
Distribution services fee-
Class C Shares                                          66,445
Shareholder services fee-
Class A Shares                                         233,828
Shareholder services fee-
Class B Shares                                          73,463
Shareholder services fee-
Class C Shares                                          22,148
Shareholder services fee-
Class F Shares                                       1,447,055
Share registration costs                                23,140
Printing and postage                                   111,611
Insurance premiums                                       2,516
Taxes                                                   52,617
Miscellaneous                                            8,301
TOTAL EXPENSES                                       9,327,919
WAIVERS:
Waiver of investment
advisory fee                   $  (1,812,145)
Waiver of distribution
services fee-Class A
Shares                              (233,828)
Waiver of shareholder
services fee-Class F
Shares                               (11,576)
TOTAL WAIVERS                                       (2,057,549)
Net expenses                                                              7,270,370
Net investment income                                                    39,127,750
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investments  (16,348,177)
Net change in unrealized
depreciation of
investments  (48,505,922)
Net realized and
unrealized loss on
investments  (64,854,099)
Change in net assets
resulting from operations                                            $  (25,726,349)


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                      SIX MONTHS
                                           ENDED                   YEAR
                                      (unaudited)                 ENDED
                                       AUGUST 31,           FEBRUARY 28,
                                            1999                   1999
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income            $    39,127,750       $     89,924,383
Net realized gain (loss) on
investments ($(16,348,177)
and $21,822,092,
respectively, as computed
for federal tax purposes)            (16,348,177)            22,482,080
Net change in unrealized
depreciation                         (48,505,922)           (31,614,379)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            (25,726,349)            80,792,084
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                        (5,540,779)           (10,042,618)
Class B Shares                        (1,569,988)            (1,386,425)
Class C Shares                          (468,006)              (462,569)
Class F Shares                       (34,048,389)           (77,291,063)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                      (41,627,162)           (89,182,675)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                                97,817,027            217,946,689
Net asset value of shares
issued to shareholders in
payment of
distributions declared                19,853,235             49,379,711
Cost of shares redeemed             (194,093,500)          (372,130,856)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         (76,423,238)          (104,804,456)
Change in net assets                (143,776,749)          (113,195,047)
NET ASSETS:
Beginning of period                1,467,605,133          1,580,800,180
End of period (including
undistributed net
investment income
of $372,495 and
$2,871,907, respectively)        $ 1,323,828,384       $  1,467,605,133


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX MONTHS
                                    ENDED
                               (unaudited)
                                AUGUST 31,            YEAR ENDED FEBRUARY 28,
                                     1999           1999         1998       1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 8.79         $ 8.84       $ 8.59     $ 8.63
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                0.28           0.53 2       0.62 2     0.30
Net realized and
unrealized gain (loss) on
investments                         (0.43)         (0.04)        0.22      (0.02)
TOTAL FROM INVESTMENT
OPERATIONS                          (0.15)          0.49         0.84       0.28
LESS DISTRIBUTIONS:
Distributions from net
investment income                   (0.26)         (0.54)       (0.59)     (0.32)
NET ASSET VALUE, END OF
PERIOD                             $ 8.38         $ 8.79       $ 8.84     $ 8.59
TOTAL RETURN 3                      (1.77%)         5.58%       10.10%      3.34%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 4                           1.48%  5       1.44%        1.45%      1.53% 5
Net investment income 4              5.01%  5       5.53%        6.64%      5.95% 5
Expenses (after waivers)             0.98% 5        0.98%        0.96%      1.03% 5
Net investment income
(after waivers)                      5.51% 5        5.99%        7.13%      6.45% 5
SUPPLEMENTAL DATA:
Net assets,
end of period
(000 omitted)                    $176,035       $182,597     $138,554       $289
Portfolio turnover                     93%           209%         264%        97%


1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              SIX MONTHS
                                   ENDED
                              (unaudited)
                               AUGUST 31,         YEAR ENDED FEBRUARY 28,
                                    1999          1999        1998        1997 1
NET ASSET VALUE, BEGINNNG
OF PERIOD                         $ 8.78        $ 8.84      $ 8.59     $ 8.63
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income               0.25          0.46 2      0.58       0.28
Net realized and
unrealized gain (loss) on
investments                        (0.44)        (0.05)       0.20      (0.02)
TOTAL FROM INVESTMENT
OPERATIONS                         (0.19)         0.41        0.78       0.26
LESS DISTRIBUTIONS:
Distributions from net
investment income                  (0.23)        (0.47)      (0.53)     (0.30)
NET ASSET VALUE, END OF
PERIOD                            $ 8.36        $ 8.78      $ 8.84     $ 8.59
TOTAL RETURN 3                     (2.25%)        4.65%       9.34%      3.00%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 4                          1.99% 5       1.94%       1.95%      1.97% 5
Net investment income 4             4.53% 5       5.15%       6.27%      5.54% 5
Expenses (after waivers)            1.73% 5       1.73%       1.71%      1.71% 5
Net investment income
(after waivers)                     4.79% 5       5.36%       6.51%      5.80% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $63,179       $48,304     $10,819     $2,421
Portfolio turnover                    93%          209%        264%        97%


1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX MONTHS
                                    ENDED
                               (unaudited)
                                AUGUST 31,  YEAR ENDED FEBRUARY 28,
                                     1999          1999       1998       1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 8.79        $ 8.84     $ 8.59     $ 8.63
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                0.25          0.48 2     0.55       0.27
Net realized and
unrealized gain (loss) on
investments                         (0.43)        (0.06)      0.23      (0.01)
TOTAL FROM INVESTMENT
OPERATIONS                          (0.18)         0.42       0.78       0.26
LESS DISTRIBUTIONS:
Distributions from net
investment income                   (0.23)        (0.47)     (0.53)     (0.30)
NET ASSET VALUE, END OF
PERIOD                             $ 8.38        $ 8.79     $ 8.84     $ 8.59
TOTAL RETURN 3                      (2.13%)        4.76%      9.29%      3.02%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 4                           1.99% 5       1.94%      1.95%      1.97% 5
Net investment income 4              4.53% 5       5.17%      5.97%      5.39% 5
Expenses (after waivers)             1.73% 5       1.73%      1.71%      1.71% 5
Net investment income
(after waivers)                      4.79% 5       5.38%      6.21%      5.65% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $17,488       $15,682     $2,836     $1,343
Portfolio turnover                     93%          209%       264%        97%


1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS
                                  ENDED
                             (unaudited)
                              AUGUST 31,                                YEAR ENDED FEBRUARY 28 OR 29,
                                   1999           1999            1998            1997            1996
1995
NET ASSET VALUE,
BEGINNING OF PERIOD              $ 8.78         $ 8.83          $ 8.59          $ 8.75          $ 8.55          $
9.00
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income              0.26           0.53 1          0.61            0.55            0.62
0.63
Net realized
and unrealized gain
(loss) on investments             (0.41)         (0.05)           0.24           (0.15)           0.20
(0.46)
TOTAL FROM
INVESTMENT OPERATIONS             (0.15)          0.48            0.85            0.40            0.82
0.17
LESS DISTRIBUTIONS:
Distributions from
net investment income             (0.26)         (0.53)          (0.61)          (0.56)          (0.62)
(0.62)
NET ASSET VALUE,
END OF PERIOD                    $ 8.37         $ 8.78          $ 8.83          $ 8.59          $ 8.75          $
8.55
TOTAL RETURN 2                    (1.77%)         5.49%          10.19%           4.81%           9.87%
2.11%

RATIOS TO AVERAGE
NET ASSETS:
Expenses 3                         1.24% 4        1.19%           1.20%           1.22%           1.21%
1.20%
Net investment income 3            5.27% 4        5.74%           6.63%           6.16%           6.71%
7.11%
Expenses (after waivers)           0.98% 4        0.98%           0.96%           0.96%           0.96%
0.97%
Net investment income
(after waivers)                    5.53% 4        5.95%           6.87%           6.42%           6.96%
7.34%
SUPPLEMENTAL DATA:
Net assets,
end of period
(000 omitted)                $1,067,126     $1,221,022      $1,428,591      $1,773,905      $2,264,374
$2,538,013
Portfolio turnover                   93%           209%            264%             97%
161%            143%


1 Per share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 1999 (UNAUDITED)

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $292,210,675, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

                      EXPIRATION
EXPIRATION YEAR       AMOUNT
2002                $  59,627,977
2003                $ 192,317,284
2004                $  16,981,637
2005                $  23,283,777

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At August 31, 1999, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares      500,000,000
Class B Shares      500,000,000
Class C Shares      500,000,000
Class F Shares      500,000,000
TOTAL             2,000,000,000

Transactions in capital stock were as follows:

                                        SIX MONTHS ENDED                         YEAR ENDED
                                         AUGUST 31, 1999                      FEBRUARY 28, 1999
CLASS A SHARES:                   SHARES             AMOUNT            SHARES                AMOUNT
Shares sold                     5,827,980       $   50,845,641        13,380,685       $  121,312,072
Shares issued to
shareholders in payment of
distributions declared            463,943            4,011,763           968,378            8,642,719
Shares redeemed                (6,064,453)         (52,404,698)       (9,234,999)         (82,910,600)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                      227,470       $    2,452,706         5,114,064       $   47,044,191


                                        SIX MONTHS ENDED                         YEAR ENDED
                                         AUGUST 31, 1999                      FEBRUARY 28, 1999
CLASS B SHARES:                   SHARES             AMOUNT            SHARES                AMOUNT
Shares sold                     3,212,031       $   27,903,246         5,160,248       $   46,198,415
Shares issued to
shareholders in payment of
distributions declared             98,139              842,413            96,415              859,149
Shares redeemed                (1,258,084)         (10,889,972)         (976,960)          (8,731,605)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                    2,052,086       $   17,855,687         4,279,703       $   38,325,959


                                        SIX MONTHS ENDED                         YEAR ENDED
                                         AUGUST 31, 1999                      FEBRUARY 28, 1999
CLASS C SHARES:                   SHARES             AMOUNT            SHARES                AMOUNT
Shares sold                     1,028,925       $    8,976,774         2,208,237       $   19,790,392
Shares issued to
shareholders in payment of
distributions declared             28,380              245,149            28,812              257,083
Shares redeemed                  (753,083)          (6,508,108)         (774,462)          (6,929,369)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                      304,222       $    2,713,815         1,462,587       $   13,118,106


                                        SIX MONTHS ENDED                         YEAR ENDED
                                         AUGUST 31, 1999                      FEBRUARY 28, 1999
CLASS F SHARES:                   SHARES             AMOUNT            SHARES                AMOUNT
Shares sold                     1,154,821       $   10,091,366         3,427,530       $   30,645,810
Shares issued to
shareholders in payment of
distributions declared          1,707,626           14,753,910         4,449,449           39,620,760
Shares redeemed               (14,363,845)        (124,290,722)      (30,717,933)        (273,559,282)
NET CHANGE RESULTING FROM
CLASS F SHARE
TRANSACTIONS                  (11,501,398)      $  (99,445,446)      (22,840,954)     $  (203,292,712)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             (8,917,620)      $  (77,423,238)      (11,984,600)     $  (104,804,456)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY NET
SHARE CLASS NAME   ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six month period ended August 31, 1999, were as follows:

Purchases   $1,379,280,139
Sales       $1,394,486,196

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

WILLIAM D. DAWSON III
Chief Investment Officer

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

AS OF AUGUST 31, 1999

[Graphic]
Federated
World-Class Investment Manager
SEMI-ANNUAL REPORT

Federated Government Income Securities, Inc.

Established 1986

13TH SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107
8092706 (10/99)

[Graphic]

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $40,000 and indicates that the ending value of hypothetical initial investment of $14,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $34,135 on 8/31/99.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $25,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $22,154 on 8/31/99.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 4/4/86 to 8/31/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of a hypothetical initial investment of $100,000 in the fund's Class F Shares would have grown to $243,819 on 8/31/99.